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As of August 24, 1998


VIA UPS OVERNIGHT
-----------------

The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, New York  11245

Attention: Global Custody Division

Re: Global Custody Agreement, Effective May 1, 1996 between The Chase Manhattan Bank and those registered investment companies (and on behalf of certain series thereof), listed on Schedule A attached thereto ("Agreement")
         -----------------------------------------------------------------------

Ladies and Gentlemen:

Pursuant to the provisions of Section 1 of the Agreement, the undersigned, on behalf of series identified under each registrant's name below (each, a "Series") hereby appoints The Chase Manhattan Bank to provide custodial services for each of these Series under and in accordance with the terms of the Agreement and accordingly, requests that the Series be added to Schedule A to the Agreement effective as of August 24, 1998. Kindly acknowledge your agreement to provide such services and to add these Series to Schedule A by signing in the space provided below.


                                  DELAWARE GROUP EQUITY FUNDS II,
                                  INC., on behalf of the Decatur
                                  Income Fund and Decatur Total
                                  Return Fund Series


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer



                                  DELAWARE GROUP EQUITY FUNDS III,
                                  INC., on behalf of Trend Fund
                                  Series


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer




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                                  DELAWARE GROUP GOVERNMENT FUND,
                                  INC., on behalf of the Government
                                  Income Series


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer



                                  DELAWARE GROUP INCOME FUNDS, INC.,
                                  on behalf of Strategic Income Fund


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer


                                  DELAWARE GROUP LIMITED-TERM
                                  GOVERNMENT FUNDS, INC.,
                                  on behalf of the Limited-Term
                                  Government Fund and U.S. Government
                                  Money Series


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer



                                  DELAWARE POOLED TRUST, INC.,
                                  on behalf of The Large-Cap Value
                                  Equity Portfolio, The Aggressive
                                  Growth Portfolio, The Limited-Term
                                  Maturity Portfolio, and The
                                  Small/Mid-Cap Value Equity
                                  Portfolio


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer




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                                  DELAWARE GROUP TAX-FREE FUND, INC.,
                                  on behalf of Tax-Free USA Fund,
                                  Tax-Free Insured Fund, Tax-Free USA
                                  Intermediate Fund


                                  By: /s/ David K. Downes
                                      -------------------------------
                                  Name: David K. Downes
                                  Its:  Executive Vice President
                                        Chief Operating Officer
                                        Chief Financial Officer



AGREED:

THE CHASE MANHATTAN BANK


By: /s/ Rosemary Stidmon
    ----------------------
Its: Vice President